                             THE MILLS CORPORATION
                            SUPPLEMENTAL INFORMATION
                               TABLE OF CONTENTS
                              AS OF MARCH 31, 1998



           INFORMATION                                                              PAGE
           -----------                                                              ----

Overview                                                                             5-6

Summary of Properties                                                                7-8

Supplemental Financial Data                                                           9

Property Operating Income                                                           10-11

Occupancy Analysis                                                                   12

Lease Expiration Schedule                                                           13-14

Rental Rate Analysis                                                                 15

Summary of Outstanding Consolidated Indebtedness                                     16

Summary of Outstanding Unconsolidated Indebtedness                                   17

Mills Gross Sales                                                                    18

Capital Expenditures                                                                19-21

                              THE MILLS CORPORATION
                                    OVERVIEW


THE COMPANY


The Mills Corporation (the "Company") is a fully integrated, self-managed real estate investment trust ("REIT") .

The Company, which conducts all of its business through The Mills Limited Partnership ("the Operating Partnership"), in which it owns, as of March 31, 1998, a 1% interest as the sole general partner and a 58.3% interest as a limited partner. The Company, through the Operating Partnership, is engaged primarily in the ownership, development, redevelopment, leasing, acquisition, expansion, and management of super-regional, value and entertainment-oriented outlet malls (the "Mills") and community shopping centers (the "Community Centers"). As of March 31, 1998, the Operating Partnership owns or holds an interest in the following operating properties:

<CAPTION
            Mills                                           Location
            -----                                           --------

            Franklin Mills                                  Philadelphia, PA
            Gurnee Mills                                    Gurnee, IL (Chicago)
            Potomac Mills                                   Woodbridge, VA (Washington, DC)
            Sawgrass Mills                                  Sunrise, FL (Ft. Lauderdale)
            Ontario Mills                                   Ontario, CA (Los Angeles)
            Grapevine Mills                                 Grapevine, TX (Dallas/Fort Worth)
            Arizona Mills                                   Tempe, AZ (Phoenix)

            Community Centers                               Location
            -----------------                               --------

            Butterfield Plaza                               Downers Grove, IL
            Coopers Plaza                                   Voorhees, NJ
            Crosswinds Center                               St. Petersburg, FL
            Fashion Place                                   Columbia, SC
            Germantown Commons Shopping Center              Germantown, MD
            Gwinnett Marketfair                             Duluth, GA
            Liberty Plaza                                   Philadelphia, PA
            Montgomery Village Off-Price Center             Gaithersburg, MD
            Mount Prospect Plaza                            Mount Prospect, IL
            West Falls Church Outlet Center                 Falls Church, VA
            Western Hills Plaza                             Cincinnati, OH


In addition to the operating properties, the Company is actively involved in the development of a number of new Mills, including The Block at Orange (Orange, California), Katy Mills (Houston, TX), Meadowlands Mills (Carlstadt, NJ), Concord Mills (Charlotte, NC), Vaughan Mills (Toronto, Cananda), Opry Mills (Nashville, TN) and Sawgrass Phase III Expansion (Sunrise, FL).

PURPOSE OF FILING

The purpose of this supplemental information package is to provide supplemental information regarding the operations, assets and liabilities as of March 31, 1998 for the Company and Operating Partnership.

                              THE MILLS CORPORATION
                                    OVERVIEW




CAUTIONARY STATEMENT


Certain matters discussed in this form 8-K and the information incorporated by reference herein contain "forward-looking statements" for purposes of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") relating to, without limitation, future economic performance, plans and objectives of management for future operation and projections of revenue and other financial items, demographic projections and federal income tax considerations, which can be identified by the use of forward-looking terminology such as "may", "will", "except", "anticipate", "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in such forward-looking statements.

                             THE MILLS CORPORATION
                             SUMMARY OF PROPERTIES

The following table sets forth certain information with respect to the Properties and the Mills under development as of March 31, 1998:

                                                                                                           Approx.
                                           Metropolitan               Year            Ownership              GLA
         Name/Location                    Area Serviced              Opened           Percentage        (Sq. Ft.) (1)
 -----------------------------            -------------              ------           ----------       ---------------
 MILLS
 Potomac Mills................       Washington D.C./                 1985               100%            1,636,870
        Woodbridge, VA                Baltimore
 Franklin Mills...............       Philadelphia/                    1989               100%            1,719,557
        Philadelphia, PA              Wilmington
 Sawgrass Mills...............       Fort Lauderdale, FL/             1990               100%            1,878,479
        Sunrise, FL                   Miami/Palm Beach
 Gurnee Mills.................       Chicago/Milwaukee                1991               100%            1,641,777
        Gurnee, IL
 Ontario Mills................       Los Angeles                      1996                50%            1,326,284  (4)
        Ontario, CA
 Grapevine Mills..............       Dallas/Fort Worth                1997               37.5%           1,211,091  (5)
        Grapevine, TX
 Arizona Mills................       Phoenix                          1997               36.8%           1,156,964  (7)
        Tempe, AZ
                                                                                                        ----------
              MILLS TOTALS/WEIGHTED AVERAGES.....                                                       10,571,022
                                                                                                        ==========

COMMUNITY CENTERS (11 CENTERS)                                                                           2,220,013
                                                                                                        ==========

                                                                                                                   12 Mos. Ended
                                                                          Annualized             No. of               3/31/98
                                                       Percent               Base                Anchor           Specialty Store
        Name/Location                                 Leased (2)           Rent (8)            Stores (3)            Sales PSF
-----------------------------                         ----------           --------            ----------            ---------
 MILLS
 Potomac Mills................                           95%             $ 20,509,875              16                $  319
        Woodbridge, VA
 Franklin Mills...............                           94%               16,440,773              18                   295
        Philadelphia, PA
 Sawgrass Mills...............                           98%               24,454,190              20                   455
        Sunrise, FL
 Gurnee Mills.................                           96%               16,441,357              16                   272
        Gurnee, IL
 Ontario Mills................                           98%               17,915,583              17                   343
        Ontario, CA
 Grapevine Mills..............                           92%               18,989,170              15               N/A (6)
        Grapevine, TX
 Arizona Mills................                           94%               17,177,270              14               N/A (6)
        Tempe, AZ
                                                                         ------------             ---
            MILLS TOTALS/WEIGHTED AVERAGES.....          96%              131,928,218             116                $  341 (6)
                                                                         ============             ===

COMMUNITY CENTERS (11 CENTERS)                           85%               16,849,118              28
                                                                         ============             ===


(1)Includes 962,163 square feet of GLA owned by certain anchor store tenant as follows: Potomac Mills-80,000 square feet of GLA; Franklin Mills-208,602 square feet of GLA; Sawgrass Mills-281,774 square feet of GLA; Gurnee Mills-250,806 square feet of GLA; Liberty Plaza - 13,741 square feet of GLA; West Falls Church- 2,240 square feet of GLA and Ontario Mills - 125,000 square feet of GLA.
(2)Percent Leased is defined as all space leased and for which rent is being paid as of March 31, 1998, excluding tenants with leases having a term of less than 1 year plus GLA owned by anchor store tenants.
(3)Anchor stores include all stores occupying more than 20,000 square feet and tenant owned anchors described in footnote (1).
(4)Ontario Mills will contain approximately 1.7 million square feet of GLA, including GLA owned by certain anchor store tenants, upon completion.
(5)Grapevine Mills will contain approximately 1.5 million square feet of GLA, including GLA owned by certain anchor store tenants, upon completion.
(6)12 Mos. Ended 3/31/98 Specialty Store Sales PSF information is not available for Grapevine Mills and Arizona Mills which commenced business in October 1997 and November 1997, respectively.
(7)Arizona Mills will contain approximately 1.2 million square feet of GLA, including GLA owned by certain anchor store tenants, upon completion.
(8)Annualized Base Rent is defined as the contractual minimum rent of tenants comprising GLOA at 3/98 multiplied by 12.

                            THE MILLS CORPORATION
                            SUMMARY OF PROPERTIES

MILLS UNDER DEVELOPMENT




                                                                            Actual/
                                                                          Anticipated       Anticipated           Approx.
                                             Metropolitan                Construction          Opening              GLA
        Name/Location                       Area Serviced                Start Date (1)       Date (1)         (Sq. Ft.) (1,2)
-----------------------------               -------------                --------------    ---------------    ----------------

The Block at Orange                     Los Angeles/                         1997               1998               820,000
     Orange, CA                           Orange County
Sawgrass Phase III Expansion            Fort Lauderdale, FL/                 1997               1999               300,000
     Sunrise, FL                          Miami/Palm Beach
Katy Mills                              Houston                              1998               1999             1,400,000
     Houston, TX
Concord Mills                           Charlotte                            1998               1999             1,400,000
     Concord, NC
Vaughan Mills                           Toronto                              1999             N/A (4)            1,400,000
     Toronto, Canada
Opry Mills                              Nashville                            1998             N/A (4)            1,200,000
     Nashville, TN
Meadowlands Mills                       New York City/                       1999             N/A (4)            N/A (4)
     Carlstadt, NJ                        Northern New Jersey


                                                                Estimated             Anchor
                                                                Aggregate              Store
                                            Company              Project              Tenant
        Name/Location                      Ownership            Cost (3)            Commitments
-----------------------------           -----------------   ------------------     --------------
                                                               (millions)
The Block at Orange                          50.0%                $ 186                   8
     Orange, CA
Sawgrass Phase III Expansion                 50.0%                 $ 66                   3
     Sunrise, FL
Katy Mills                                   75.0%                $ 202                  10
     Houston, TX
Concord Mills                                50.0%                $ 217                   7
     Concord, NC
Vaughan Mills                               N/A (4)               $ 220                 N/A (5)
     Toronto, Canada
Opry Mills                                  N/A (4)               $ 220                 N/A (5)
     Nashville, TN
Meadowlands Mills                            58.2%               N/A (4)                N/A (6)
     Carlstadt, NJ



(1)Anticipated Construction Start Dates and Opening Dates and Approximate GLA may be subject to adjustment as a result of factors inherent in the development process, some of which may not be under the direct control of the Company.
(2)Approximate GLA includes space that may be owned by certain anchor store tenants.
(3)Estimated Aggregate Project Cost as of March 31, 1998 is based on the Company's best estimate of the underlying components, prior to recoveries for tax increment financings, sales of land to anchor tenants, and other construction-related recoveries. Many of such underlying components may not be under the direct control of the Company.
(4)The ownership structure, budgets and/or start dates for these properties have not yet been determined.
(5)The Company's leasing efforts have not yet commenced for these projects.
(6)Leasing activity has not yet commenced for this project, however, the Company has received letters of interest from 17 anchor store tenants.

                             THE MILLS CORPORATION
                          SUPPLEMENTAL FINANCIAL DATA
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                                           THREE MONTHS ENDED
                                                                                                March 31
                                                                                         1998              1997
                                                                                      ----------         ----------
STATEMENT OF OPERATIONS DATA:
      REVENUES:
          Minimum rent                                                                  $24,537            $23,200
          Percentage rent                                                                 1,166              1,119
          Recoveries from tenants                                                        12,064             11,550
          Other property revenue                                                          1,490              1,277
          Fee income                                                                      1,379              2,515
          Interest income                                                                 1,109                563
                                                                                      ----------         ----------
          Total revenues                                                                 41,745             40,224

      EXPENSES:
          Recoverable from tenants                                                       10,383             10,399
          Other property operating                                                        1,469              1,323
          General and administrative                                                      2,406              2,246
          Interest expense                                                               11,094             12,049
          Depreciation and amortization                                                   9,612              8,486
                                                                                      ----------         ----------
          Total expenses                                                                 34,964             34,503

      Other income/(expense)                                                                (43)               243
      Equity in earnings of unconsolidated joint ventures                                 1,940                113
                                                                                      ----------         ----------

      Income before minority interest                                                     8,678              6,077

      Minority interest                                                                  (3,558)            (2,568)
                                                                                      ----------         ----------

      Net income                                                                         $5,120             $3,509
                                                                                      ==========         ==========

      Net income per share (Basic)                                                         $0.22              $0.18
                                                                                      ==========         ==========
      Net income per share (Diluted)                                                       $0.22              $0.18
                                                                                      ==========         ==========

FUNDS FROM OPERATIONS (*):
      Income before extraordinary item
          and minority interest                                                          $8,678             $6,077

      Adjustments:
          Add:  Depreciation and amortization of real estate
                assets                                                                    8,559              7,705
          Add:  Real estate depreciation and amortization
                of unconsolidated joint ventures                                          2,334                722
          Add:  Extraordinary loss on debt extinguishment of
                unconsolidated joint ventures                                                 -                397
                                                                                      ----------         ----------

      Funds from operations                                                             $19,571            $14,901
                                                                                      ==========         ==========

---------------------------------------------------------
(*) The Company generally considers Funds From Operations ("FFO") a widely used and appropriate measure of performance for an equity REIT which provides a relevant basis for comparison among REITs. FFO as defined by National Association of Real Estate Investment Trusts (NAREIT) means income
    (loss) before minority interest (determined in accordance with Generally Accepted Accounting Principles (GAAP)), excluding gains (losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the performance of the Company. The Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs and liquidity, including its ability to make distributions, and (iii) should not be considered as an alternative to net income (determined in accordance with GAAP) for purposes of evaluating the Company's operating performance.

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)




THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET (I.E. THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.




FOR THE THREE MONTHS ENDED MARCH 31, 1998

WHOLLY OWNED PROPERTIES



                                                        Potomac         Franklin          Sawgrass          Gurnee
                                                        -------         --------          --------          ------
RENTAL REVENUES:
     Minimum rent                                          $5,199           $4,147           $6,402           $4,173
     Percentage rent                                          107              144              621              171
     Recoveries from tenants                                2,216            2,781            3,480            2,269
     Other revenue                                            146              218              700              296
                                                 --------------------------------------------------------------------
         Total rental revenues                              7,668            7,290           11,203            6,909

PROPERTY OPERATING COSTS:
     Recoverable from tenants                               1,838            2,170            3,053            2,031
     Other operating                                          216              244              140              348
                                                 --------------------------------------------------------------------
         Total property operating costs                     2,054            2,414            3,193            2,379

                                                 --------------------------------------------------------------------
PROPERTY OPERATING INCOME                                   5,614            4,876            8,010            4,530
                                                 ====================================================================



                                                                   Community
                                                 Mainstreet         Centers           Total
                                                 ----------         -------           -----
RENTAL REVENUES:
     Minimum rent                                      $332           $4,284          $24,537
     Percentage rent                                     45               78            1,166
     Recoveries from tenants                             11            1,307           12,064
     Other revenue                                      104               26            1,490
                                                 ---------------------------------------------
         Total rental revenues                          492            5,695           39,257

PROPERTY OPERATING COSTS:
     Recoverable from tenants                             0            1,291           10,383
     Other operating                                    356              165            1,469
                                                 ---------------------------------------------
         Total property operating costs                 356            1,456           11,852

                                                 ---------------------------------------------
PROPERTY OPERATING INCOME                               136            4,239           27,405
                                                 =============================================

UNCONSOLIDATED JOINT VENTURES

                                                        Ontario         Grapevine        Arizona
RENTAL REVENUES:
     Minimum rent                                          $4,686           $4,860           $4,433
     Percentage rent                                          224              180              106
     Recoveries from tenants                                2,106            1,887            1,616
     Other revenue                                            394              443              284
                                                 ---------------------------------------------------
         Total rental revenues                              7,410            7,370            6,439

PROPERTY OPERATING COSTS:
     Recoverable from tenants                               2,054            1,881            1,560
     Other operating                                          406              341              401
                                                 ---------------------------------------------------
         Total property operating costs                     2,460            2,222            1,961

                                                 ---------------------------------------------------
PROPERTY OPERATING INCOME                                   4,950            5,148            4,478
                                                 ===================================================

     Mills Share (1)                                        2,009            1,692            1,645
                                                 ===================================================

(1) Based on Mills share of distributable cash flow for the three months ended March 31, 1998, excluding Management Fees.

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)




THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET (I.E. THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.




FOR THE THREE MONTHS ENDED MARCH 31, 1997

WHOLLY OWNED PROPERTIES



                                                         Potomac        Franklin          Sawgrass
                                                         -------        --------          --------
RENTAL REVENUES:
  Minimum rent                                             $5,151           $3,853           $5,917
  Percentage rent                                             116              122              621
  Recoveries from tenants                                   2,002            2,749            3,294
  Other revenue                                               170              244              508
                                                 ---------------------------------------------------
      Total rental revenues                                 7,439            6,968           10,340

PROPERTY OPERATING COSTS:
  Recoverable from tenants                                  1,722            2,314            3,020
  Other operating                                             203               92              131
                                                 ---------------------------------------------------
      Total property operating costs                        1,925            2,406            3,151

                                                 ---------------------------------------------------
PROPERTY OPERATING INCOME                                  $5,514           $4,562           $7,189
                                                 ===================================================


                                                                                   Community
                                                    Gurnee       Mainstreet         Centers           Total
                                                    ------       ----------         -------           -----
RENTAL REVENUES:
  Minimum rent                                        $3,734            $291           $4,254          $23,200
  Percentage rent                                         70              21              169            1,119
  Recoveries from tenants                              2,223              11            1,271           11,550
  Other revenue                                          256              82               17            1,277
                                                 --------------------------------------------------------------
      Total rental revenues                            6,283             405            5,711           37,146

PROPERTY OPERATING COSTS:
  Recoverable from tenants                             2,020               0            1,323           10,399
  Other operating                                        345             387              165            1,323
                                                 --------------------------------------------------------------
      Total property operating costs                   2,365             387            1,488           11,722

                                                 --------------------------------------------------------------
PROPERTY OPERATING INCOME                             $3,918             $18           $4,223           25,424
                                                 ==============================================================


UNCONSOLIDATED JOINT VENTURES



                                                        Ontario
                                                        -------
RENTAL REVENUES:
  Minimum rent                                             $3,991
  Percentage rent                                             126
  Recoveries from tenants                                   1,694
  Other revenue                                               387
                                                 -----------------
      Total rental revenues                                 6,198

PROPERTY OPERATING COSTS:
  Recoverable from tenants                                  1,771
  Other operating                                             242
                                                 -----------------
      Total property operating costs                        2,013

                                                 -----------------
PROPERTY OPERATING INCOME                                   4,185
                                                 =================

     Mills Share (1)                                        1,728
                                                 =================


(1) Based on Mills share of distributable cash flow for the three months ended March 31, 1998, excluding Management Fees.

                             THE MILLS CORPORATION
                               OCCUPANCY ANALYSIS


                                 GROSS LEASED & OCCUPIED AREA (S.F.) (1)

                                             GLA Occupied (3)
Project                      Total GLA           at 3/98             %
-------                      ---------           -------             -
Potomac Mills                  1,636,870           1,548,471          94.60%
Franklin Mills                 1,719,557           1,619,660          94.19%
Sawgrass Mills                 1,878,479           1,846,517          98.30%
Gurnee Mills                   1,641,777           1,584,154          96.49%
                      -------------------------------------------------------
Total Mills                    6,876,683           6,598,802          95.96%

Butterfield                      114,610              96,240          83.97%
Coopers Crossing                 173,509             173,509         100.00%
Crosswinds                       144,119             101,584          70.49%
Fashion Place                    147,950             125,208          84.63%
Germantown                       177,097             162,333          91.66%
Gwinnett                         194,719             181,979          93.46%
Liberty Plaza                    314,698             153,629          48.82%
Montgomery Village               117,391             103,309          88.00%
Mt. Prospect                     298,600             288,763          96.71%
West Falls Church                 87,824              85,433          97.28%
Western Hills                    449,496             412,131          91.69%
                      -------------------------------------------------------
                               2,220,013           1,884,118          84.87%

                      -------------------------------------------------------
Total Wholly Owned             9,096,696           8,482,920          93.25%
                      =======================================================

Joint Ventures:

Ontario Mills                  1,326,284           1,299,824          98.00%
Grapevine Mills                1,211,091           1,115,464          92.10%
Arizona Mills                  1,156,964           1,092,326          94.41%
                      -------------------------------------------------------

Total Joint Ventures           3,694,339           3,507,614          94.95%
                      =======================================================

Total Wholly Owned
  and Joint Venture           12,791,035          11,990,534          93.74%
                      =======================================================


                             GROSS LEASED & OCCUPIED AREA, NET OF ANCHORS (S.F) (2)

                                Total Small      GLA Occupied (3)
Project                           Shop GLA           at 3/98            %
-------                           --------           -------            -
Potomac Mills                        627,860             599,059         95.41%
Franklin Mills                       597,091             497,194         83.27%
Sawgrass Mills                       676,574             664,612         98.23%
Gurnee Mills                         633,302             575,679         90.90%
                          --------------------------------------------------------
Total Mills                        2,534,827           2,336,544         92.18%

Butterfield                           72,677              54,307         74.72%
Coopers Crossing                      14,953              14,953        100.00%
Crosswinds                            23,298              17,535         75.26%
Fashion Place                         74,692              51,950         69.55%
Germantown                           130,341             115,577         88.67%
Gwinnett                              97,172              84,432         86.89%
Liberty Plaza                         38,210               8,953         23.43%
Montgomery Village                    80,986              66,904         82.61%
Mt. Prospect                         126,005             116,168         92.19%
West Falls Church                     47,743              45,352         94.99%
Western Hills                        134,980             127,220         94.25%
                          --------------------------------------------------------
                                     841,057             703,351         83.63%

                          --------------------------------------------------------
Total Wholly Owned                 3,375,884           3,039,895         90.05%
                          ========================================================

Joint Ventures:

Ontario Mills                        521,814             495,354         94.93%
Grapevine Mills                      544,217             448,590         82.43%
Arizona Mills                        518,578             453,940         87.54%
                          --------------------------------------------------------

Total Joint Ventures               1,584,609           1,397,884         88.22%
                          ========================================================

Total Wholly Owned
  and Joint Venture                4,960,493           4,437,779         89.46%
                          ========================================================

                                         TOTAL VACANT S.F.

                                              Vacancies
Project                       Anchor          Small Shop          Total
-------                       ------          ----------          -----
Potomac Mills                     59,598            28,801            88,399
Franklin Mills                         0            99,897            99,897
Sawgrass Mills                    20,000            11,962            31,962
Gurnee Mills                           0            57,623            57,623
                      -------------------------------------------------------
Total Mills                       79,598           198,283           277,881

Butterfield                            0            18,370            18,370
Coopers Crossing                       0                 0                 0
Crosswinds                        36,772             5,763            42,535
Fashion Place                          0            22,742            22,742
Germantown                             0            14,764            14,764
Gwinnett                               0            12,740            12,740
Liberty Plaza                    131,812            29,257           161,069
Montgomery Village                     0            14,082            14,082
Mt. Prospect                           0             9,837             9,837
West Falls Church                      0             2,391             2,391
Western Hills                     29,605             7,760            37,365
                      -------------------------------------------------------
                                 198,189           137,706           335,895

                      -------------------------------------------------------
Total Wholly Owned               277,787           335,989           613,776
                      =======================================================

Joint Ventures:

Ontario Mills                          0            26,460            26,460
Grapevine Mills                        0            95,627            95,627
Arizona Mills                          0            64,638            64,638
                      -------------------------------------------------------

Total Joint Ventures                   0           186,725           186,725
                      =======================================================

Total Wholly Owned
  and Joint Venture              277,787           522,714           800,501
                      =======================================================

(1) Includes 962,163 square feet of GLA owned by certain anchor tenants as follows: Potomac Mills-80,000 square feet of GLA; Franklin Mills-208,602 square feet of GLA; Sawgrass Mills-281,774 square feet of GLA; Gurnee Mills-250,806 square feet of GLA; Liberty Plaza- 13,741 square feet of GLA; West Falls Church- 2,240 square feet of GLA, and Ontario Mills-125,000 square feet of GLA. A ground lease at Franklin Mills of 152,370 square feet is also included.
(2) Anchor stores include all stores occupying more than 20,000 square feet.
(3) GLA occupied is defined as all space leased (including GLA owned by certain anchor store tenants) and for which rent is being paid as of March 1, 1998, excluding tenants with leases that have a term of less than 1 year.

                             THE MILLS CORPORATION
                           LEASE EXPIRATION SCHEDULE



The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of March 31, 1998 multiplied by 12.




                             No. of                1998 (1)                 No. of                  1999
                             Leases               Annualized                Leases               Annualized
                            Expiring     Sq Ft    Min. Rent      psf       Expiring     Sq Ft    Min. Rent       psf
                            --------     -----    ---------      ---       --------     -----    ---------       ---
Potomac Mills:
   Anchors   (2)                 -           -  $        -    $    -          -             -   $        -    $    -
   Majors    (2)                 1      37,960     341,640      9.00          1        42,212      316,590      7.50
   Specialty                    29      72,038   2,022,926     28.08         20        68,932    1,421,285     20.62
   Food Court                    2       1,567      85,208     54.38          -             -            -         -
                            ----------------------------------------     -------------------------------------------
                                32     111,565   2,449,774    $21.96         21       111,144   $1,737,875    $15.64


Franklin Mills:
   Anchors   (2)                 -           -  $        -    $    -          1       100,200   $  547,725    $ 5.47
   Majors    (2)                 1      25,127     162,069      6.45          1        40,232      370,134      9.20
   Specialty                    16      57,883   1,111,685     19.21         29        88,519    2,047,838     23.13
   Food Court                    -           -           -         -          8         6,229      366,619     58.86
                            ----------------------------------------     -------------------------------------------
                                17      83,010   1,273,754    $15.34         39       235,180   $3,332,316    $14.17


Sawgrass Mills:
   Anchors   (2)                 -           -  $        -    $    -          -             -   $        -    $    -
   Majors    (2)                 -           -           -         -          1        28,152      422,280     15.00
   Specialty                    12      28,921     656,977     22.72          7        10,958      392,154     35.79
   Food Court                    -           -           -         -          2         1,206       80,500     66.75
                            ----------------------------------------     -------------------------------------------
                                12      28,921  $  656,977    $22.72         10        40,316   $  894,934    $22.20


Gurnee Mills:
   Anchors   (2)                 -           -  $        -    $    -          -             -   $        -    $    -
   Majors    (2)                 1      40,752     262,850      6.45          -             -            -         -
   Specialty                    24     101,528   1,586,186     15.62         16        57,782    1,105,363     19.13
   Food Court                    -           -           -         -          -             -            -         -
                            ----------------------------------------     -------------------------------------------
                                25     142,280   1,849,036    $13.00         16        57,782   $1,105,363    $19.13


Total w/o Joint Ventures:
   Anchors   (2)                 -           -  $        -    $    -          1       100,200   $  547,725    $ 5.47
   Majors    (2)                 3     103,839     766,559      7.38          3       110,596    1,109,004     10.03
   Specialty                    81     260,370   5,377,774     20.65         72       226,191    4,966,640     21.96
   Food Court                    2       1,567      85,208     54.38         10         7,435      447,119     60.14
                            ----------------------------------------     -------------------------------------------
                                86     365,776  $6,229,541    $17.03         86       444,422   $7,070,488    $15.91
                            ========================================     ===========================================

                              No. of                      2000                   No. of                    After 2000
                              Leases                   Annualized                Leases                    Annualized
                             Expiring     Sq Ft         Min. Rent      psf      Expiring       Sq Ft       Min. Rent       psf
                             --------     -----         ---------      ---      --------       -----       ---------       ---
Potomac Mills:
   Anchors   (2)               -              -      $         -     $    -         5        530,633     $ 2,958,997     $ 5.58
   Majors    (2)               1         41,321          309,908       7.50         7        217,286       1,918,768       8.83
   Specialty                  32         84,390        2,128,538      25.22       101        363,514       8,456,116      23.26
   Food Court                  3          2,331          154,992      66.49         9          6,287         394,907      62.81
                           -------------------------------------------------    ------------------------------------------------
                              36        128,042      $ 2,593,438     $20.25       122      1,117,720     $13,728,788     $12.28


Franklin Mills:
   Anchors   (2)               1         60,115      $   390,747     $ 6.50         3        268,619     $ 1,784,302     $ 6.64
   Majors    (2)               1         32,637          297,256       9.11         7        234,564       2,254,568       9.61
   Specialty                  26         93,912        2,035,650      21.68        70        245,915       4,900,204      19.93
   Food Court                  -              -                -          -         7          4,736         171,976      36.31
                           -------------------------------------------------    ------------------------------------------------
                              28        186,664      $ 2,723,653     $14.59        87        753,834     $ 9,111,050     $12.09


Sawgrass Mills:
   Anchors   (2)               1         78,619      $   255,512     $ 3.25         7        553,861     $ 3,765,905     $ 6.80
   Majors    (2)               2         67,851          752,366      11.09         6        171,648       2,036,199      11.86
   Specialty                  67        217,790        5,165,345      23.72       111        380,206       9,637,582      25.35
   Food Court                 21         17,595          989,719      56.25         7          7,936         299,651      37.76
                           -------------------------------------------------    ------------------------------------------------
                              91        381,855      $ 7,162,942     $18.76       131      1,113,651     $15,739,337     $14.13


Gurnee Mills:
   Anchors   (2)               -              -      $         -     $    -         6        522,784     $ 2,792,255     $ 5.34
   Majors    (2)               -              -                -          -         6        194,133       2,036,777      10.49
   Specialty                  20         57,304        1,090,903      19.04        95        340,242       6,560,244      19.28
   Food Court                  1            657           22,995      35.00        26         18,166         983,784      54.16
                           -------------------------------------------------    ------------------------------------------------
                              21         57,961      $ 1,113,898     $19.22       133      1,075,325     $12,373,060     $11.51


Total w/o Joint Ventures:
   Anchors   (2)               2        138,734      $   646,259     $ 4.66        21      1,875,897     $11,301,459     $ 6.02
   Majors    (2)               4        141,809        1,359,530       9.59        26        817,631       8,246,312      10.09
   Specialty                 145        453,396       10,420,436      22.98       377      1,329,877      29,554,146      22.22
   Food Court                 25         20,583        1,167,706      56.73        49         37,125       1,850,318      49.84
                           -------------------------------------------------    ------------------------------------------------
                             176        754,522      $13,593,931     $18.02       473      4,060,530     $50,952,235     $12.55
                           =================================================    ================================================
                             No. of                         Total
                             Leases                       Annualized
                            Expiring      Sq Ft           Min. Rent          psf
                            --------      -----           ---------          ---
Potomac Mills:
   Anchors   (2)               5        530,633        $ 2,958,997         $ 5.58
   Majors    (2)              10        338,779          2,886,906           8.52
   Specialty                 182        588,874         14,028,865          23.82
   Food Court                 14         10,185            635,107          62.36
                          --------------------------------------------------------
                             211      1,468,471        $20,509,875         $13.97


Franklin Mills:
   Anchors   (2)               5        428,934        $ 2,722,774         $ 6.35
   Majors    (2)              10        332,560          3,084,027           9.27
   Specialty                 141        486,229         10,095,377          20.76
   Food Court                 15         10,965            538,595          49.12
                          --------------------------------------------------------
                             171      1,258,688        $16,440,773         $13.06


Sawgrass Mills:
   Anchors   (2)               8        632,480        $ 4,021,417         $ 6.36
   Majors    (2)               9        267,651          3,210,845          12.00
   Specialty                 197        637,875         15,852,058          24.85
   Food Court                 30         26,737          1,369,870          51.23
                          --------------------------------------------------------
                             244      1,564,743        $24,454,190         $15.63


Gurnee Mills:
   Anchors   (2)               6        522,784        $ 2,792,255         $ 5.34
   Majors    (2)               7        234,885          2,299,627           9.79
   Specialty                 155        556,856         10,342,696          18.57
   Food Court                 27         18,823          1,006,779          53.49
                          --------------------------------------------------------
                             195      1,333,348        $16,441,357         $12.33


Total w/o Joint
Ventures:
   Anchors   (2)              24      2,114,831        $12,495,443         $ 5.91
   Majors    (2)              36      1,173,875         11,481,405           9.78
   Specialty                 675      2,269,834         50,318,996          22.17
   Food Court                 86         66,710          3,550,351          53.22
                          --------------------------------------------------------
                             821      5,625,250        $77,846,195         $13.84
                          ========================================================



(1) The 1998 amounts represent the total square footage and total annualized minimum rent that will expire during the last nine months of 1998.
(2) Anchor tenants are defined as any tenant whose GLA equals or exceeds 50,000 sq. ft. and Major tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft. but is less than 50,000 sq. ft..

                              THE MILLS CORPORATION
                            LEASE EXPIRATION SCHEDULE



The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of March 31, 1998 multiplied by 12.


                              No. of                    1998 (1)                    No. of
                              Leases                   Annualized                   Leases
                             Expiring      Sq Ft       Min. Rent         psf       Expiring    Sq Ft
                             --------      -----       ----------        ---       --------    -----

Ontario Mills:
    Anchors (2)                    -            -      $        -      $     -         -            -
    Majors (2)                     -            -               -            -         -            -
    Specialty                      1        2,739          96,000        35.05         4        7,675
    Food Court                     -            -               -            -         -            -
                             ------------------------------------------------------------------------
                                   1        2,739      $   96,000      $ 35.05         4        7,675


Arizona Mills:
    Anchors (2)                    -            -      $        -      $     -         -            -
    Majors (2)                     -            -               -            -         -            -
    Specialty                      2        7,137         132,120        18.51         -            -
    Food Court                     -            -               -            -         -            0
                             ------------------------------------------------------------------------
                                   2        7,137      $  132,120      $ 18.51         0            0


Grapevine Mills:
    Anchors (2)                    -            -      $        -      $     -         -            -
    Majors (2)                     -            -               -            -         -            -
    Specialty                      2        2,836          81,058        28.58         2        7,979
    Food Court                     -            -               -            -         -            -
                             ------------------------------------------------------------------------
                                   2        2,836      $   81,058      $ 28.58         2        7,979


Total with Joint Ventures:
    Anchors (2)                    -            -      $        -      $     -         1      100,200
    Majors (2)                     3      103,839         766,559         7.38         3      110,596
    Specialty                     86      273,082       5,686,952        20.83        78      241,845
    Food Court                     2        1,567          85,208        54.38        10        7,435
                             ------------------------------------------------------------------------
                                  91      378,488      $6,538,719      $ 17.28        92      460,076
                             ========================================================================


Community Centers:
    Anchors (2)                    1       56,949      $  194,300       $ 3.41         -            -
    Majors (2)                     -            -               -            -         -            -
    Specialty                     20       47,091         614,154        13.04        30       87,262
    Food Court                     -            -               -            -         -            -
                             ------------------------------------------------------------------------
                                  21      104,040      $  808,454       $ 7.77        30       87,262
                             ========================================================================


                                1999                   No. of                    2000
                             Annualized                Leases                 Annualized
                             Min. Rent        psf      Expiring    Sq Ft       Min. Rent        psf
                             ----------       ---      --------    -----      ----------        ---

Ontario Mills:
    Anchors (2)              $        -       $ -         -             -     $         -     $     -
    Majors (2)                        -         -         -             -               -           -
    Specialty                   208,140        27.12      6        13,267         328,742       24.78
    Food Court                        -         -         -             -               -           -
                             ------------------------------------------------------------------------
                             $  208,140       $27.12      6        13,267     $   328,742     $ 24.78


Arizona Mills:
    Anchors (2)              $        -       $ -         -             -     $         -     $     -
    Majors (2)                        -         -         -             -               -           -
    Specialty                         -         -         9        26,582         724,578       27.26
    Food Court                        -         -         -             -               -           -
                             ------------------------------------------------------------------------
                             $        -       $ -         9        26,582     $   724,578     $ 27.26


Grapevine Mills:
    Anchors (2)              $        -       $ -         -             -     $         -     $     -
    Majors (2)                        -         -         -             -               -           -
    Specialty                   202,672        25.40      9        17,454         477,055       27.33
    Food Court                        -         -         -             -               -           -
                             ------------------------------------------------------------------------
                             $  202,672       $25.40      9        17,454     $   477,055     $ 27.33


Total with Joint Ventures:
    Anchors (2)              $  547,725       $ 5.47      2       138,734     $   646,259     $  4.66
    Majors (2)                1,109,004        10.03      4       141,809       1,359,530        9.59
    Specialty                 5,377,452        22.24    169       510,699      11,950,811       23.40
    Food Court                  447,119        60.14     25        20,583       1,167,706       56.73
                             ------------------------------------------------------------------------
                             $7,481,300       $16.26    200       811,825     $15,124,306     $ 18.63
                             ========================================================================


Community Centers:
    Anchors (2)              $        -       $ -         -             -     $         -     $     -
    Majors (2)                        -         -         1        21,007         273,091       13.00
    Specialty                 1,260,073        14.44     25       105,323       1,133,953       10.77
    Food Court                        -         -         -             -               -           -
                             ------------------------------------------------------------------------
                             $1,260,073       $14.44     26       126,330     $ 1,407,044     $ 11.14
                             ========================================================================


                              No. of                    After 2000                  No. of                     Total
                              Leases                    Annualized                  Leases                   Annualized
                             Expiring    Sq Ft          Min. Rent         psf      Expiring     Sq Ft        Min. Rent        psf
                             --------    -----          ----------        ---      --------     -----        ----------       ---

Ontario Mills:
    Anchors (2)                   4       286,023      $  1,883,132      $ 6.58        4        286,023     $  1,883,132     $ 6.58
    Majors (2)                   12       393,447         4,640,544       11.79       12        393,447        4,640,544      11.79
    Specialty                   132       460,345        10,205,870       22.17      143        484,026       10,838,752      22.39
    Food Court                    2        11,328           553,155       48.83        2         11,328          553,155      48.83
                             ------------------------------------------------------------------------------------------------------
                                150     1,151,143      $ 17,282,701      $15.01      161      1,174,824     $ 17,915,583     $15.25


Arizona Mills:
    Anchors (2)                   5       383,061      $  3,151,298      $ 8.23        5        383,061     $  3,151,298     $ 8.23
    Majors (2)                    9       255,325         3,523,596       13.80        9        255,325        3,523,596      13.80
    Specialty                   119       408,167         8,813,176       21.59      130        441,886        9,669,874      21.88
    Food Court                    1        12,054           832,502       69.06        1         12,054          832,502      69.06
                             ------------------------------------------------------------------------------------------------------
                                134     1,058,607      $ 16,320,572      $15.42      145      1,092,326     $ 17,177,270     $15.73


Grapevine Mills:
    Anchors (2)                   3       316,309      $  3,637,000      $11.50        3        316,309     $  3,637,000     $11.50
    Majors (2)                   12       350,565         4,783,660       13.65       12        350,565        4,783,660      13.65
    Specialty                   122       420,321         9,807,725       23.33      135        448,590       10,568,510      23.56
    Food Court                    -             0                 -        -           -              0                -          -
                             ------------------------------------------------------------------------------------------------------
                                137     1,087,195      $ 18,228,385      $16.77      150      1,115,464     $ 18,989,170     $17.02


Total with Joint Ventures:
    Anchors (2)                  33     2,861,290      $ 19,972,889      $ 6.98       36      3,100,224     $ 21,166,873     $ 6.83
    Majors (2)                   59     1,816,968        21,194,112       11.66       69      2,173,212       24,429,205      11.24
    Specialty                   750     2,618,710        58,380,917       22.29    1,083      3,644,336       81,396,132      22.33
    Food Court                   52        60,507         3,235,975       53.48       89         90,092        4,936,008      54.79
                             ------------------------------------------------------------------------------------------------------
                                894     7,357,475      $102,783,893      $13.97    1,277      9,007,864     $131,928,218     $14.65
                             ======================================================================================================


Community Centers:
    Anchors (2)                   5       395,679       $ 2,284,022      $ 5.77        6        452,628     $  2,478,322     $ 5.48
    Majors (2)                   19       668,515         4,871,048        7.29       20        689,522        5,144,139       7.46
    Specialty                   117       463,675         6,218,477       13.41      192        703,351        9,226,657      13.12
    Food Court                    -             -                 -        -           -              -                -       -
                             ------------------------------------------------------------------------------------------------------
                                141     1,527,869      $ 13,373,547      $ 8.75      218      1,845,501     $ 16,849,118     $ 9.13
                             ======================================================================================================

(1) The 1998 amounts represent the total square footage and total annualized minimum rent that will expire during the last nine months of 1998.

(2)  Anchor tenants are defined as any tenant whose GLA equals or exceeds
     50,000 sq. ft. and Major tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft. but is less than 50,000 sq. ft..

                              THE MILLS CORPORATION
                                  RENTAL RATES


The following table sets forth the average base rent per leased square foot of store openings and closings for each property for the three months ended March 31, 1998.



                                                                          Anchor Stores
                               ----------------------------------------------------------------------------------------------
                                      Store Openings                      Store Closings                   Releasing
                                       During Year                         During Year                     Spread (1)
                               ---------------------------         ---------------------------     --------------------------
                                 Average                             Average
                                Base Rent         Total             Base Rent         Total
                               Per Sq. Ft.       Sq. Ft.           Per Sq. Ft.       Sq. Ft.
                               -----------     -----------         -----------     -----------

Potomac Mills                   $       -               -           $   10.00          32,530             N/A            N/A
Franklin Mills                          -               -                   -               -               -              -
Gurnee Mills                            -               -                   -               -               -              -
Sawgrass Mills                          -               -                   -               -               -              -
                               -----------     -----------         -----------     -----------     -----------    -----------

Total Mills                     $       -               -           $   10.00          32,530             N/A            N/A
                               ===========     ===========         ===========     ===========     ===========    ===========

Ontario Mills                   $       -               -           $       -               -       $       -              -
Grapevine Mills                         -               -                   -               -               -              -
Arizona Mills                           -               -                   -               -               -              -
                               -----------     -----------         -----------     -----------     -----------    -----------

Total Joint Ventures            $       -               -           $       -               -       $       -              -
                               ===========     ===========         ===========     ===========     ===========    ===========

Community Centers               $       -               -           $       -               -       $       -              -
                               ===========     ===========         ===========     ===========     ===========    ===========

                                                                       Specialty Stores
                               ----------------------------------------------------------------------------------------------
                                     Store Openings                  Store Closings                      Releasing
                                      During Year                     During Year                        Spread (1)
                               -------------------------       --------------------------      ------------------------------
                                 Average                         Average
                                Base Rent       Total           Base Rent        Total
                               Per Sq. Ft.     Sq. Ft.         Per Sq. Ft.      Sq. Ft.
                               -----------   -----------       -----------    -----------

Potomac Mills                   $   21.19        17,985         $   27.77          8,282        $     (6.58)         -23.70%
Franklin Mills                      22.46        17,676             15.64         32,551               6.82           43.59%
Gurnee Mills                        32.00         1,203             18.21          8,078              13.79           75.76%
Sawgrass Mills                      51.82         1,981             30.54          7,249              21.28           69.68%
                               -----------   -----------       -----------    -----------      ------------------------------

Total Mills                     $   23.66        38,845         $   19.72         56,160        $      3.94           19.99%
                               ===========   ===========       ===========    ===========      =============     ============

Ontario Mills                   $   29.42         5,489         $   26.54          3,884        $      2.88           10.86%
Grapevine Mills                         -             -             23.57         16,797                N/A             N/A
Arizona Mills                           -             -                 -              -                  -                -
                               -----------   -----------       -----------    -----------      -------------     ------------

Total Joint Ventures            $   29.42         5,489         $   24.13         20,681        $      5.29           21.94%
                               ===========   ===========       ===========    ===========      =============     ============

Community Centers               $   19.32         4,174         $   18.53          9,591        $      0.79            4.24%
                               ===========   ===========       ===========    ===========      =============     ============


(1) The releasing spread is calculated as the difference between per square foot openings and per square foot closings for the three months ended March 31, 1998. Openings and closings include renewals but exclude exercised options. The Releasing Spreads above are based on activity for the 3 months ended March 31, 1998. Due to this limited time period, the indicated spreads may not be representative of annualized releasing spreads.

                            THE MILLS CORPORATION
               SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS
                            (DOLLARS IN THOUSANDS)
                             AS OF MARCH 31, 1998

                       Principal                                                             Annual     Earliest day  Recourse to
                        Balance                         Annual Interest         Maturity    Interest   at which debt  Company or
Mortgage/Loan           (000's)          Term                 Rate                Date      (000's)    can be repaid  Op. Ptnrshp
-------------           -------          ----                 ----                ----      --------   -------------  -----------

Potomac Mills/Gurnee
  Mills:
     Tranche A          $208,364   Fixed                          6.905%      12/17/26 (1)   $14,388            (2)         0%
     Tranche B            27,000   Fixed                          7.021%      12/17/26 (1)     1,896            (2)         0%
     Tranche C            15,000   Fixed                          7.235%      12/17/26 (1)     1,085            (2)         0%
     Tranche D            30,000   Fixed                          7.701%      12/17/26 (1)     2,310            (2)         0%
Franklin Mills and
  Liberty Plaza          129,211   Fixed                          7.814%        6/1/27 (3)    10,096            (4)         0%
Sawgrass Mills:
     Tranche A           115,000   Fixed                          6.450%       1/18/01         7,418            (5)         0%
     Tranche B            10,000   Variable with cap    85 bp over Libor (6)   1/18/01           654       (5), (7)         0%
     Tranche C            20,000   Variable with cap   230 bp over Libor (6)   1/18/01         1,598       (5), (7)         0%
Sawgrass Mills -
  Phase II                12,000   Variable            235 bp over Libor       7/31/98           965       (7), (8)         0%
Western Hills             14,949   Fixed                          7.675%        1/1/99         1,147            (9)         0%
Nine Community
  Centers                 68,829   Fixed                          7.160%       1/31/01         4,928           (10)         0%
Corporate Misc             1,021   Fixed                          8.250%      10/31/00            84           (12)         0%
Corporate Misc             2,400   Fixed                          6.150%       7/15/98           148           (12)         0%
Corporate Line of
  Credit                  60,000   Variable            300 bp over Libor      10/31/98         5,213      (8), (11)        100%
Sawgrass Residual          4,700   Variable            165 bp over Libor       1/18/01           345           (13)         0%
                       ----------                                                           ---------
         Total          $718,474                                                             $52,275
                       ==========                                                           =========


(1) This indebtedness is a 30 year amortizing loan with an anticipated balloon repayment on December 18, 2003. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate for each tranche will be increased by 2% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan. Principal repayments are based on the scheduled amortization, assuming a 7% mortgage interest rate, over a 30 year period, with the monthly amortization payments being applied sequentially, beginning with Tranche A to reduce the principal balance.

(2) Optional payments of principal are not permitted prior to December 17, 1999. After such date, prepayments, in whole or in part, are permitted upon at least 15 days notice. In addition, the Company is required to pay a prepayment penalty equal to the greater of (i) 1% of the remaining principal balance or (ii) a yield preservation payment. Generally, yield preservation payments are intended to compensate the lender for the total amount of interest it would have earned on the indebtedness but for the repayment, less the amount of interest that the lender could earn if it invested the repayment amount in United States Treasury obligations or other similar securities from the date of the repayment through the maturity date of the indebtedness.

(3) This indebtedness is a 30 year amortizing loan with an anticipated balloon repayment on May 5, 2007. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be increased by 5% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan. The loan balance can be increased to $165,000 through August 5, 1998, subject to certain financial requirements relating to increases over $130,000.

(4) This indebtedness may be prepaid, without a prepayment penalty, beginning 180 days prior to May 5, 2007. Prior to that date, there is no right to prepay the indebtedness, except that $12.5 million of the principal balance, which has been allocated to the Liberty Plaza shopping center, may be defeased through the establishment of defeasance collateral (which may include government or agency securities that have the full faith and credit of the United States government).

(5) Optional payments of principal on Tranche A of this indebtedness are not permitted prior to June 20, 2000 other than in connection with certain casualty or condemnation events occurring with respect to Sawgrass Mills. On and after such date, Tranche A may be prepaid in full, but not in part, without any prepayment penalty. Optional prepayments of Tranches B and C of the indebtedness may be made, in whole or in part, at any time without any prepayment penalty, but only if payments of interest are current with respect to each outstanding Tranche and an event of default is not then continuing.

(6) The loan agreement provides for a cap on LIBOR at 14% for the life of the loan.

(7) Calculated using 30-day LIBOR at 5.6875%, which was the rate at March 31, 1998.

(8)  Prepayable, in whole or in part, at any time without prepayment penalty.


(9) This indebtedness may be prepaid, in whole or in part, upon 30 days notice to the lender and the payment of a prepayment penalty. The penalty percentage due on prepayment at any time during the first six months after December 1, 1996 is 3% of the outstanding principal amount. Thereafter, the penalty decreases by 0.5% per six month period to a minimum of 1.5%. During the last three months of its term, the indebtedness may be prepaid without penalty.

(10) Prepayable, in whole or in part, at any time, upon 60 days prior notice to the lender. Only in the case of a partial prepayment is the Company required to pay a prepayment penalty, which would equal to the greater of
     (i) 1% of the principal balance, or (ii) a yield preservation payment.

(11) The total commitment under the Line of Credit is $60,000. Funds are available subject to certain performance measures and restrictive covenants. In April 1998, this Line of Credit was repaid in its entirety and a new Line of Credit was obtained with a total commitment of $100,000. This loan bears interest at a variable rate ranging from 100 bp to 165 bp over Libor subject to certain debt leverage tests (Libor + 140 bp at 4/1/98). The new line Credit matures April 1, 2000.

(12) Primarily corporate debt with maturities under one year. Prepayable, in whole or in part, at any time without prepayment penalty.

(13) Prepayable, in whole or in part, at any time, upon 3 days prior notice to lender without prepayment penalty.

                            THE MILLS CORPORATION
              SUMMARY OF OUTSTANDING UNCONSOLIDATED INDEBTEDNESS
                            (DOLLARS IN THOUSANDS)
                             AS OF MARCH 31, 1998



                         Principal
                          Balance        Total                  Annual Interest
Mortgage/Loan             (000's)     Commitment      Term           Rate
-------------           -----------   -----------     ----      ---------------

Arizona Mills            $133,070      $145,000     Variable   130 bp over Libor   (4),(5)
Grapevine Mills           124,209       155,000     Variable   120 bp over Libor   (4),(6)
Ontario Mills             120,000       120,000     Fixed      7.277%              (7)
City Block at Orange        1,538       136,000     Variable   165 bp over Libor   (4),(8)
Sawgrass Phase III         N/A (9)       N/A (9)    N/A (9)    N/A (9)
                        -----------   -----------
       Total             $378,817      $556,000
                        ===========   ===========

                                     Annual      Earliest day   Recourse to
                        Maturity    Interest    at which debt    Company or
                          Date       (000's)    can be repaid   Op. Ptnrshp
                        --------   ----------   -------------   -----------

Arizona Mills             2/1/02      9,298          (1)           18.4%      (10)
Grapevine Mills          4/24/01      8,555          (2)           15.0%      (11)
Ontario Mills             2/6/02      8,732          (3)            0.0%
City Block at Orange     1/22/02        113          (3)           100.0%     (12)
Sawgrass Phase III       N/A (9)     N/A (9)       N/A (9)        N/A (9)
                                   ----------
       Total                        $26,698
                                   ==========

(1) This indebtedness may be prepaid, in whole or in part, upon 5 business days notice to the Administrative Agent. provided that (I) any partial prepayment shall

(2) This indebtedness may be prepaid, in whole or in part, upon 3 business days notice to the Administrative Agent.

(3) The Company shall have the right to make prepayments of the Loan, without penalty. or premium (other than the imposition of interest at the Default Rate

(4) Calculated using 30-day LIBOR at 5.6875%, which was the rate at March 31, 1998.

(5) The Applicable Margin may be reduced to 115 basis points if the Company receives a "private letter bank loan rating equal to or better than "A-".

(6) Interest on the Note shall accrue at a rate per annum equal to (a) Libor plus 150 bp, (b) upon the satisfaction of the Completion and Occupancy Requirements Libor plus 135 bp, (c) upon satisfaction Company of the Required Debt Service Coverage for three consecutive calendar months Libor plus 120 bp. As of March 31, 1998, the applicable rate under the terms of the note was Libor plus 120 bp.

(7) Ontario Mills purchased a SWAP agreement which effectively fixes the interest rate at a weighted average of 7.277%. The SWAP fixes the interest rates in the following manner - 7.21% on the first $70 million and 7.37% on the remaining $50 million. The SWAP agreement matures simultaneously with the debt on 2/6/02. Upon early termination of the SWAP agreement, Ontario Mills shall pay or receive commercially reasonable breakage costs.

(8) Interest Rate shall be LIBOR plus (a) 165 basis points until the following conditions have been satisfied: (i) the Construction Phase Completion Date has occurred, (ii) the Grand Opening Date has occurred, (iii) 33% of the Specialty Space has been and continues to be leased to Specialty Tenants and 55% of the Anchor Space has been and continues to be leased to Anchors,
     (iv) the DSC Ratio for any Calculation Period is equal to or greater than
     1.00 and (v) no Event of Default is continuing. Once these conditions have been satisfied the Interest Rate shall be LIBOR plus 150 bp. A further reduction to Libor plus 135 bp shall occur once the DSC Ratio for any period is equal to or greater than 1.25. Interest Rate will reduce to LIBOR plus 125 bp when the DSC Ratio for any period is equal to or greater than
     1.40. Interest Rate will reduce to LIBOR plus 115 bp when the DSC Ratio for any period is equal to or greater than 1.50.

(9) A Construction Loan for Sawgrass Phase III was secured on May 29, 1998. This is a variable rate loan (Libor plus 165 bp) with a total commitment of $44,000 and matures on Jan. 18, 2001.

(10) Principal is guaranteed on a several basis by each partner (the Company's share is 36.8%) reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon completion of construction, opening and achieving $16,000 of "In-Place Minimum Rent," the Guaranteed Amount will reduce to 50%; (iii) upon achieving a 13.5% "Debt Yield," ("Debt Yield" is defined as EBITDA to total loan commitment) the Guaranteed Amount will reduce to 25% of the Loan Amount; (iv) upon achieving a 15% "Debt Yield," the Guaranteed Amount will reduce to 15% of the Loan Amount; and (v) upon achieving a 17% Debt Yield and an appraised value indicating a loan to value ratio of no greater than 55%, the Guaranteed Amount will reduce to $0. As of March 31, 1998, the Company's share of the Guaranteed Amount was reduced from 36.8% to 18.4% according to the above formula.

(11) Principal is guaranteed joint and several between the Company and Simon DeBartolo Group Inc. and is reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon satisfaction of the Completion and Occupancy Requirements the Guaranteed Amount will reduce to 50%; (iii) upon achieving a Debt Service Ratio of 1.20:1 for four consecutive calendar months the Guaranteed Amount will reduce to 25%; (iv) upon achieving a Debt Service Ratio of 1.35:1 for four consecutive calendar months the Guaranteed Amount will reduce to 15%. As of March 31, 1998, the Guaranteed Amount was reduced to 15% according to the above formula. The Company and Simon DeBartolo Group, Inc. guaranteed this amount jointly and severally. On August 18, 1998, this loan was repaid in full with proceeds of a new $155,000 non-recourse permanent loan. This new loan has a ten year term with a fixed interest rate of 6.47%.

(12) Principal is guaranteed by the Company, reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon construction completion, grand opening and a Debt Service Coverage ratio of
     1.00 the Guaranteed Amount will reduce to 50%; (ii) upon achieving a DSC Ratio of 1.25 the Guaranteed Amount will reduce to 25%; (iii) upon achieving a DSC Ratio of 1.40 the Guaranteed Amount will reduce to 10%; and
     (iv) upon achieving a DSC Ratio of 1.50 the Guaranteed Amount will reduce to 0%.

                              THE MILLS CORPORATION
                                   GROSS SALES
                              AS OF MARCH 31, 1998


                         Twelve Months ended March 31, 1998       Twelve Months ended March 31, 1997
                         -----------------------------------    -------------------------------------
                           Sq Ft          Sales        psf         Sq Ft           Sales        psf
                           -----          -----        ---         -----           -----        ---


Potomac Mills:
     Anchor/Majors         902,156   $  185,775,637   $ 206        906,955     $ 182,427,165   $ 201
     Specialty             571,757      182,300,631     319        567,268       171,070,711     302
     Temporary/Kiosk             -        4,327,838       -              -         4,122,916       -
                        ------------------------------------    -------------------------------------
                         1,473,913   $  372,404,106   $ 253      1,474,223     $ 357,620,792   $ 243


Franklin Mills:
     Anchor/Majors         926,469   $  163,387,229   $ 176        939,055     $ 167,925,469   $ 179
     Specialty             490,661      144,628,204     295        475,927       127,265,585     267
     Temporary/Kiosk             -        6,714,689       -              -         6,041,602       -
                        ------------------------------------    -------------------------------------
                         1,417,130   $  314,730,122   $ 222      1,414,982     $ 301,232,656   $ 213


Sawgrass Mills:
     Anchor/Majors       1,181,031   $  365,306,764   $ 309      1,179,189     $ 355,759,787   $ 302
     Specialty             658,356      299,256,758     455        656,885       272,830,093     415
     Temporary/Kiosk             -       13,434,274       -              -        13,264,639       -
                        ------------------------------------    -------------------------------------
                         1,839,387   $  677,997,796   $ 369      1,836,074     $ 641,854,519   $ 350


Gurnee Mills:
     Anchor/Majors         726,275   $  114,546,657   $ 158        651,764      $ 94,520,263   $ 145
     Specialty             566,091      153,765,635     272        563,372       142,957,891     254
     Temporary/Kiosk             -        9,153,925       -              -         5,833,985       -
                        ------------------------------------    -------------------------------------
                         1,292,366   $  277,466,217   $ 215      1,215,136     $ 243,312,139   $ 200


Ontario Mills:
     Anchor/Majors         795,317   $  137,280,930   $ 173         N/A (3)       N/A (3)     N/A (3)
     Specialty             464,654      159,427,646     343         N/A (3)       N/A (3)     N/A (3)
     Temporary/Kiosk             -        6,911,918       -         N/A (3)       N/A (3)     N/A (3)
                        ------------------------------------    -------------------------------------
                         1,259,971   $  303,620,494   $ 241         N/A (3)       N/A (3)     N/A (3)


Total Mills
     Anchor/Majors       4,531,248   $  966,297,217   $ 213      3,676,963     $ 800,632,684   $ 218
     Specialty           2,751,519      939,378,874     341      2,263,452       714,124,280     316
     Temporary Kiosk             -       40,542,644       -              -        29,263,142       -
                        ------------------------------------    -------------------------------------
                         7,282,767   $1,946,218,735   $ 267      5,940,415   $ 1,544,020,106   $ 260
                        ====================================    =====================================

                         Twelve Months ended December 31, 1997
                       ----------------------------------------
                          Sq Ft           Sales           psf
                          -----           -----           ---


Potomac Mills:
     Anchor/Majors        910,288      $ 184,834,466     $ 203
     Specialty            566,004        179,387,582       317
     Temporary/Kiosk            -          4,490,966         -
                       ----------------------------------------
                        1,476,292      $ 368,713,014     $ 250


Franklin Mills:
     Anchor/Majors        904,677      $ 163,692,900     $ 181
     Specialty            487,463        142,341,207       292
     Temporary/Kiosk            -          6,388,496         -
                       ----------------------------------------
                        1,392,140      $ 312,422,603     $ 224


Sawgrass Mills:
     Anchor/Majors      1,173,109      $ 365,821,871     $ 312
     Specialty            655,233        295,180,646       450
     Temporary/Kiosk            -         13,962,865         -
                       ----------------------------------------
                        1,828,342      $ 674,965,382     $ 369


Gurnee Mills:
     Anchor/Majors        681,640      $ 103,395,397     $ 152
     Specialty            561,633        150,055,052       267
     Temporary/Kiosk            -          8,860,293         -
                       ----------------------------------------
                        1,243,273      $ 262,310,742     $ 211


Ontario Mills:
     Anchor/Majors        768,629      $ 133,724,268     $ 174
     Specialty            454,598        159,284,318       350
     Temporary/Kiosk            -          6,866,186         -
                       ----------------------------------------
                        1,223,227      $ 299,874,772     $ 245


Total Mills
     Anchor/Majors      4,438,343      $ 951,468,902     $ 214
     Specialty          2,724,931        926,248,805       340
     Temporary Kiosk            -         40,568,806         -
                       ----------------------------------------
                        7,163,274    $ 1,918,286,513     $ 268
                       ========================================

(1) Grapevine Mills and Arizona Mills are excluded from this analysis since they did not open until October 1997 and November 1997, respectively and do not have 12 months of sales data for comparison.

(2) Anchor/Major sales include sales from certain anchor tenants that own their parcels.

(3) Sales data for Ontario Mills for the Twelve Months ended March 31, 1997 is not available as Ontario Mills did not open until November 1996.

                             THE MILLS CORPORATION
                              CAPITAL EXPENDITURES




EXISTING MILLS AND EXISTING COMMUNITY CENTERS COMBINED (9)

                                                                     Quarter Ending
                                                                     March 31, 1998            1997                 1996
                                                                     --------------         -----------          ----------

RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                                 $  274,196            $   435,742          $  328,974

Per Square Foot (2)                                                         0.02                   0.05                0.04


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                                 $  304,364            $ 5,143,206          $4,228,743

Per Square Foot Improved (4)                                                4.80                  11.90               12.71
Per Square Foot (2)                                                         0.03                   0.62                0.52

TOTAL RECURRING COSTS

Costs                                                                 $  578,560            $ 5,579,948          $4,557,717
Per Square Foot (2)                                                         0.05                   0.67                0.56


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                                 $  247,733 (7)        $41,571,485 (7)      $8,079,220

Per Square Foot Improved (5)                                               42.05                  76.69               44.93
Per Square Foot (2)                                                         0.02                   5.03                0.99


WORK IN PROCESS (6)

Cummulative Costs                                                     $6,477,242            $ 4,703,992                   -

Cummulative Per Square Foot Improved (8)                                   16.29                  14.59                   -

(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.

(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties

(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.

(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).

(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.

(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.

(7) Includes expansion costs at Franklin Mills and Gurnee Mills and non-recurring remerchandising costs. Excludes costs relating to Sawgrass Phase III expansion.

(8) Calculated as Work In Process divided by GLA of all space with work in process.

(9) Includes Ontario Mills, Grapevine Mills, and Arizona Mills costs and square footages for second generation tenants.

                             THE MILLS CORPORATION
                              CAPITAL EXPENDITURES




EXISTING MILLS (9)

                                                                Quarter Ending
                                                                March 31, 1998              1997                  1996
                                                                --------------           -----------           ----------

RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                             $  164,219             $   388,003           $  246,522

Per Square Foot (2)                                                     0.02                    0.06                 0.04


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                             $  127,580             $ 4,518,073           $3,549,312 (4)

Per Square Foot Improved (4)                                            2.50                   13.35                12.94
Per Square Foot (2)                                                     0.01                    0.75                 0.60

TOTAL RECURRING COSTS

Costs                                                             $  291,799             $ 4,906,076           $3,795,834
Per Square Foot (2)                                                     0.03                    0.81                 0.64


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                             $  247,732 (7)         $41,010,815 (7)       $7,746,906

Per Square Foot Improved (5)                                           42.05                   78.37                50.00
Per Square Foot (2)                                                     0.03                    6.77                 1.30


WORK IN PROCESS (6)

Cummulative Costs                                                 $5,531,227             $ 3,989,739                   -

Cummulative Per Square Foot Improved (8)                               33.38                   31.27                   -


(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.

(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties

(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.

(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).

(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.

(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.

(7) Includes expansion costs at Franklin Mills and Gurnee Mills and non-recurring remerchandising costs. Excludes costs relating to Sawgrass Phase III expansion.

(8) Calculated as Work In Process divided by GLA of all space with work in process.

(9) Includes Ontario Mills, Grapevine Mills, and Arizona Mills costs and square footages for second generation tenants.

                             THE MILLS CORPORATION
                              CAPITAL EXPENDITURES

COMMUNITY CENTERS

                                                              Quarter Ending
                                                              March 31, 1998          1997             1996
                                                              --------------        --------         --------

RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                             $109,977          $ 47,739         $ 82,452

Per Square Foot (2)                                                   0.05              0.02             0.04


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                             $176,783          $625,133         $679,431

Per Square Foot Improved (4)                                         14.21              6.68            15.06
Per Square Foot (1)                                                   0.08              0.28             0.31

TOTAL RECURRING COSTS

Costs                                                             $286,760          $672,872         $761,883
Per Square Foot (2)                                                   0.13              0.31             0.35


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                                               $560,670         $332,314

Per Square Foot Improved (5)                                           -               13.73            13.35
Per Square Foot (2)                                                    -                0.25             0.15

WORK IN PROCESS (6)

Cummulative Costs                                                 $946,015          $714,253               -

Cummulative Per Square Foot Improved (7)                              4.08              3.66               -

(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.

(2) Includes annual costs divided by total GLA (excluding space owned by certain tenants) of the Community Centers

(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.

(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).

(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.

(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.

(7) Calculated as Work In Process divided by GLA of all space with work in process.






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